UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported) December 15, 2016

Tesoro Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 15, 2016, Tesoro Corporation (the “Company”) and certain of its subsidiaries entered into a Purchase Agreement with Goldman, Sachs & Co., as representative of the several purchasers listed therein (the “Purchasers”), in connection with the offer and sale of an aggregate principal amount of $850 million of 4.750% Senior Notes due 2023 and $750 million of 5.125% Senior Notes due 2026 (together, the “Notes”).

The Purchase Agreement contains customary representations, warranties and agreements by the Company, and customary conditions to closing, indemnification obligations of the Company and the Purchasers, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

Senior Notes Pricing

On December 15, 2016, the Company issued a press release announcing that it has priced its previously announced offering of the Notes. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. There can be no assurance the proposed offering of the Notes will be completed.

A copy of the press release related to the pricing of the Notes offering is attached as Exhibit 99.1 and is incorporated herein by reference.

The Notes will be sold in the United States only to qualified institutional buyers in accordance with Rule 144A under the Securities Act and outside the United States only to non-U.S. persons in accordance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This report does not constitute an offer to sell or a solicitation of an offer to purchase the Notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Securities Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9.01 — Financial Statements and Exhibits.

Exhibit Number	Description

1.1	Purchase Agreement, dated December 15, 2015, among Tesoro Corporation, the subsidiary guarantors named therein and Goldman, Sachs & Co., as representative of the several purchasers named therein.

99.1	Press release announcing pricing of senior notes due 2023 and 2026 issued on December 15, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESORO CORPORATION

By:	/s/ Steven M. Sterin
Name:	Steven M. Sterin
Title:	Executive Vice President and Chief Financial Officer

Date: December 15, 2016

EXHIBIT INDEX

Exhibit Number	Description

1.1	Purchase Agreement, dated December 15, 2015, among Tesoro Corporation, certain subsidiary guarantors named therein and Goldman, Sachs & Co., as representative of the several purchasers named therein.

99.1	Press release announcing pricing of senior notes due 2023 and 2026 issued on December 15, 2016.